Exhibit 10.34

FIRST AMENDED AND RESTATED SUBSCRIPTION AGREEMENT

CONSTELLATION ALPHA CAPITAL CORP.

Emerald View, Suite 400

2054 Vista Parkway

West Palm Beach, FL 33411

Ladies and Gentlemen:

This First Amended and Restated Subscription Agreement, which amends and restates in its entirety that certain Subscription Agreement, dated as of May 22, 2019 (as amended, and as may be further amended and/or restated, this “Subscription Agreement”), is made by and between Constellation Alpha Capital Corp., a company incorporated in the British Virgin Islands and which is expected to re-domicile in the State of Delaware (the “Company”), and the undersigned, who desires to subscribe for and purchase from the Company, and the Company desires to sell to the undersigned, that number of (i) shares of common stock (the “Common Shares”) of the Company and (ii) shares of Series A preferred stock (the “Preferred Shares” and, together with the Common Shares, the “Company Shares”) of the Company, where each Preferred Share is convertible into 1,000 Common Shares, set forth on the signature page hereof for a purchase price of $3.25 per Common Share and $3,250 per Preferred Share, on the terms and subject to the conditions contained herein. In connection therewith, the undersigned and the Company agree as follows:

1.    Subscription. The undersigned hereby irrevocably subscribes for and agrees to purchase from the Company such number of Company Shares as is set forth on the signature page of this Subscription Agreement on the terms and subject to the conditions provided for herein (the “Shares”). The undersigned understands and agrees that the Company reserves the right to accept or reject the undersigned’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, and the same shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company; the Company may do so in counterpart form. In the event of rejection of the subscription (in whole or in part) by the Company or the termination of this subscription in accordance with the terms hereof, the undersigned’s payment hereunder will be returned promptly (within three (3) days) to the undersigned along with this Subscription Agreement, and this Subscription Agreement shall have no force or effect. The Company has entered into subscription agreements for Company Shares with certain other investors (the “Other Purchasers”) and expects to complete the sale of Company Shares to them.

2.    Closing. The closing of the sale of the Shares contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the proposed business combination (the “Transaction”) in which DermTech, Inc., a Delaware corporation (“DermTech”) will merge with a wholly owned subsidiary of the Company (“Merger Sub”). The Closing shall occur on the date of, and immediately prior to, the consummation of the Transaction. Following written notice from (or on behalf of) the Company to the undersigned (the “Closing Notice”) that the Company reasonably expects (i) all conditions to the closing of the Transaction to be satisfied or waived and (ii) the Closing to occur on a date that is not less than ten (10) business days from the date of the Closing Notice, the undersigned shall deliver to the Company, no sooner than three (3) business days prior to the anticipated Closing date specified in the Closing Notice (the “Closing Date”), the subscription amount for the Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice against delivery to the undersigned of the Shares in book entry form as set forth in the following sentence. The Company shall deliver (or cause the delivery of) the Shares in book entry form to the undersigned or to a custodian designated by undersigned, as applicable, as indicated below. This Subscription Agreement shall terminate and be of no further force or effect, without any liability to either party hereto, if the Company notifies the undersigned in writing that it has abandoned its plans to move forward with the Transaction. If this Subscription Agreement terminates following the delivery by the undersigned of the purchase price for the Shares, the Company shall promptly return the purchase price to the undersigned.

3.    Closing Conditions. The Closing is also subject to the conditions that, on the Closing Date:

a.    all representations and warranties of the Company and the undersigned contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by each of the Company and the undersigned of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date, but in each case without giving effect to consummation of the Transaction;

b.    no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition;

c.    the Company is a company incorporated under the laws of the State of Delaware and will be treated as a U.S. corporation for U.S. federal income tax purposes;

d.    there have been no material changes to the material terms of the Transaction set forth on Schedule D;

e.    all conditions precedent to the closing of the Transaction, including the approval of the Company’s stockholders, shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction); and

f.    no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred.

4.    Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5.    Company Representations and Warranties. The Company represents and warrants to the undersigned that, as of the date hereof and as of the Closing:

a.    The Company has been duly organized, is validly existing and is in good standing under the laws of the jurisdiction of its formation or incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted.

b.    The Shares and the Common Shares underlying the Preferred Shares have been duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement or upon conversion pursuant to the Company’s Certificate of Incorporation and any Certificates of Designation relating to the Preferred Shares filed in connection therewith, respectively, the Shares and the Common Shares underlying the Preferred Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s governance documents or under the laws of the jurisdiction under which it has been organized. Upon issuance, the Preferred Shares will have terms set forth on Schedule F.

c.    The execution, delivery and performance by the Company of this Subscription Agreement are within its powers, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Company is a party or by which the Company is bound, and will not violate any provisions of the Company’s charter documents, including, without limitation, its incorporation or formation papers and bylaws. The signature on this Subscription Agreement by the Company is genuine, and the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

d.    The issuance and sale of the Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, which would have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company (a “Material Adverse Effect”) or affect the validity of the Shares or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would have a Material Adverse Effect or affect the validity of the Shares or the legal authority of the Company to comply with this Subscription Agreement.

e.    The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all reports required thereby. To the Company’s knowledge, there exist no facts or circumstances that reasonably could be expected to prohibit or delay the preparation and filing of a Securities Act registration statement on Form S-3 that will be available for the resale of the Common Shares and the Common Shares underlying the Preferred Shares by the undersigned as contemplated by Section 7 below.

f.     As of the date of this Subscription Agreement, the authorized shares of capital stock of the Company consist of an unlimited number of ordinary shares and an unlimited number of shares of preferred shares. As of the date of this Subscription Agreement, (i) 4,155,000 ordinary shares of the Company are issued and outstanding (which excludes 1,187,532 shares subject to redemption rights provided in the amended and restated articles of association of the Company), all of which are validly issued, fully paid and non-assessable, (ii) no ordinary shares of the Company are held in treasury, (iii) the Company has reserved for future issuance 7,468,125 ordinary shares of the Company pursuant to outstanding warrants, and (iv) the Company has reserved for future issuance 1,493,625 ordinary shares of the Company pursuant to outstanding rights. As of the date of this Subscription Agreement, there are no preferred shares of the Company issued and outstanding. Except for the warrants and rights mentioned above, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or obligating the Company to issue or sell any shares of capital stock of, or other equity interests in, the Company. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of Company common stock, except for the redemption rights described above. There are no outstanding contractual obligations of the Company to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person. The Company has issued promissory notes in the amounts and to the parties set forth in Schedule E.

g.    There are no suits, proceedings or legal or governmental actions pending, or to the Company’s knowledge, threatened, before any court, regulatory body or administrative agency, or any other governmental agency or body, which suits, proceedings or actions, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The Company is not a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental agency or body that could reasonably be expected to have a Material Adverse Effect.

h.    Since December 31, 2018, (i) there has not been any change in the capital stock of the Company (other than the sale of the Shares hereunder, the sale of additional Company Shares to the Other Purchasers, Company Shares redeemed in connection with the Company’s special meeting of shareholders held on March 21, 2019 to approve an extension to the amount of time it has to complete a business combination and the issuance of Company Shares pursuant to the Transaction, in each case as of the Closing), and (ii) there has not occurred any event that has caused or reasonably could be expected to cause a Material Adverse Event.

i.    None of the following documents contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading: (i) the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019; (ii) all documents filed by the Company with the Securities and Exchange Commission (the “SEC”) since the filing of the above-mentioned Form 10-K; and (iii) the Disclosure Package (as defined below). In the past 12 calendar months, the Company has filed all documents required to be filed by it prior to the date hereof with the SEC pursuant to the reporting requirements of the Exchange Act.

j.    The financial statements of the Company and the related notes and schedules thereto included in the Company’s Exchange Act filings fairly present in all material respects the financial position, results of operations, stockholders’ equity and cash flows of the Company as of the dates and for the periods specified therein. Such financial statements and the related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and all adjustments necessary for a fair presentation of results for such periods have been made; provided, however, that the Company’s unaudited financial statements are subject to normal year-end adjustments.

k.    Except as described in the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2019, the Company is in compliance with the requirements of the NASDAQ Capital Market (“Nasdaq”) for continued listing thereon of the Common Shares. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares, including the Common Shares underlying the Preferred Shares, under the Exchange Act or the listing of the Common Shares, including the Common Shares underlying the Preferred Shares, on Nasdaq, nor, except as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2019, has the Company received any notification that the SEC or Nasdaq is contemplating terminating such registration or listing. The transactions contemplated by this Subscription Agreement will not contravene the rules and regulations of Nasdaq. The Company will comply with all requirements of Nasdaq with respect to the issuance of the Shares hereunder and the issuance of Company Shares to the Other Purchasers, and shall cause the Common Shares, including the Common Shares underlying the Preferred Shares, to be approved for listing on Nasdaq (and any other exchange on which the Common Shares, including the Common Shares underlying the Preferred Shares, are listed for trading) not later than the Closing.

6.    Subscriber Representations and Warranties. The undersigned represents and warrants to the Company that, as of the date hereof and as of the Closing:

a.    The undersigned is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or (ii) an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the requirements set forth on Schedule A, and is acquiring the Shares only for his, her or its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). The undersigned is not an entity formed for the specific purpose of acquiring the Shares.

b.    The undersigned understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the neither the Shares nor the Common Shares underlying the Preferred Shares have been registered under the Securities Act. The undersigned understands that neither the Shares nor the Common Shares underlying the Preferred Shares may be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares and the Common Shares underlying the Preferred Shares shall contain a legend to such effect. The undersigned acknowledges that neither the Shares nor the

Common Shares underlying the Preferred Shares will be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The undersigned understands and agrees that the Shares and the Common Shares underlying the Preferred Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the undersigned may not be able to readily resell the Shares or the Common Shares underlying the Preferred Shares and may be required to bear the financial risk of an investment in the Shares or the Common Shares underlying the Preferred Shares for an indefinite period of time. The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares or the Common Shares underlying the Preferred Shares.

c.    The undersigned understands and agrees that the undersigned is purchasing Shares directly from the Company. The undersigned further acknowledges that there have been no representations, warranties, covenants and agreements made to the undersigned by the Company, or its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

d.    The undersigned’s acquisition and holding of the Shares or the Common Shares underlying the Preferred Shares upon conversion thereof will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

e.    The undersigned acknowledges and agrees that the undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Shares. Without limiting the generality of the foregoing, the undersigned acknowledges that it has reviewed the disclosure package attached hereto as Schedule C (the “Disclosure Package”). The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the undersigned and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The undersigned further acknowledges that the information contained in the Disclosure Package is preliminary and subject to change, and that any changes to the information contained in the Disclosure Package, including, without limitation, any changes based on updated information or changes in terms of the Transaction (other than the material terms set forth on Schedule D which shall not have materially changed), shall in no way affect the undersigned’s obligation to purchase the Shares hereunder.

f.    The undersigned became aware of this offering of the Shares solely by means of direct contact between the undersigned and the Company or a representative of the Company, and the Shares were offered to the undersigned solely by direct contact between the undersigned and the Company or a representative of the Company. The undersigned did not become aware of this offering of the Shares, nor were the Shares offered to the undersigned, by any other means. The undersigned acknowledges that the Company represents and warrants that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

g.    The undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the Disclosure Package. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision.

h.    Alone, or together with any professional advisor(s), the undersigned has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in the Company. The undersigned acknowledges specifically that a possibility of total loss exists.

i.    In making its decision to purchase the Shares, the undersigned has relied solely upon independent investigation made by the undersigned. Without limiting the generality of the foregoing, the undersigned has not relied on any statements or other information provided by the Placement Agent (as defined below) concerning the Company or the Shares or the offer and sale of the Shares.

j.    The undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

k.    The undersigned has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation.

l.    The execution, delivery and performance by the undersigned of this Subscription Agreement are within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is a party or by which the undersigned is bound, and, if the undersigned is not an individual, will not violate any provisions of the undersigned’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same or, if the undersigned is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

m.    Neither the due diligence investigation conducted by the undersigned in connection with making its decision to acquire the Shares nor any representations and warranties made by the undersigned herein shall modify, amend or affect the undersigned’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained herein.

n.    The undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. If the undersigned is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Shares were legally derived.

o.    No disclosure or offering document has been prepared by Cowen and Company, LLC (the “Placement Agent”) or any of its affiliates in connection with the offer and sale of the Shares.

p.    The Placement Agent and its directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company or the Shares or the accuracy, completeness or adequacy of any information supplied to the undersigned by the Company.

q.    In connection with the issue and purchase of the Shares, the Placement Agent has not acted as the undersigned’s financial advisor or fiduciary.

r.    If the undersigned is a resident or subject to the laws of Canada, the undersigned hereby declares, represents, warrants and agrees as set forth in the attached Schedule B.

7.    Registration of Common Shares. The Company agrees that, within forty-five (45) calendar days after the consummation of the Transaction, the Company will file with the SEC (at the Company’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the Common Shares and the Common Shares underlying the Preferred Shares (collectively, the “Registrable Shares”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof; provided, however, that the Company’s obligations to include the Registrable Shares in the Registration Statement are contingent upon the undersigned furnishing in writing to the Company such information regarding the undersigned, the securities of the Company held by the undersigned and the intended method of disposition of the Registrable Shares as shall be reasonably requested by the Company to effect the registration of the Registrable Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

8.    [Reserved]

9.    Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Agreement and Plan of Merger among the Company, Merger Sub and DermTech with respect to the Transaction, dated as of May 29, 2019, is terminated in accordance with its terms without the Transaction being consummated, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 3 of this Subscription Agreement are not satisfied or waived on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing or (d) September 24, 2019; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall promptly notify the undersigned of the termination of the Transaction Agreement after the termination of such agreement.

10.    Trust Account Waiver. The undersigned acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. The undersigned further acknowledges that, as described in the Company’s prospectus relating to its initial public offering dated June 19, 2017 (the “Prospectus”) available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of the Company’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of the Company, its public shareholders and the underwriters of the Company’s initial public offering. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement.

11.    Placement Agent Fee. The Company and the undersigned agree that the undersigned shall not be responsible or otherwise have any liability for the payment of any fee to the Placement Agent. The Company represents and warrants to the undersigned that the Company has not engaged or employed any finder, broker, agent or other intermediary, other than the Placement Agent, in connection with the transactions described herein. There are no fees, commissions or compensation payable by the undersigned to any person engaged or retained by, through or on behalf of the Company in connection with the consummation of the transactions described herein.

12.    Miscellaneous.

a.    Neither this Subscription Agreement nor any rights or obligations that may accrue hereunder (other than the Shares acquired hereunder or any Common Shares underlying the Preferred Shares upon conversion thereof, if any) may be transferred or assigned by the Company or the undersigned without the consent of the other party.

b.    The Company may request from the undersigned such additional information as the Company may deem necessary to evaluate the eligibility of the undersigned to acquire the Shares, and the undersigned shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

c.    The undersigned acknowledges that the Company, the Placement Agent and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the undersigned agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate. The undersigned agrees that each purchase by the undersigned of Shares from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase. The undersigned further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of the undersigned contained in Section 6 of this Subscription Agreement.

d.    The Company is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

e.    All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

f.    This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

g.    This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as otherwise expressly set forth in subsection (c) of this Section 12, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

h.    Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i.    If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

j.    This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

k.    The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

l.    The obligations of the undersigned under this Subscription Agreement are several and not joint with the obligations of any Other Purchaser under any other subscription agreement. The undersigned shall be entitled independently to protect and enforce its rights, including its rights arising under this Subscription Agreement, and it shall not be necessary for any Other Purchaser to be joined as an additional party in any proceeding for such purpose. Nothing contained in this Subscription Agreement or any subscription agreement entered into by any Other Purchaser, and no action taken by the undersigned pursuant hereto or any Other Purchaser pursuant thereto, shall be deemed to constitute the undersigned and any Other Purchaser(s) as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the undersigned and any Other Purchaser(s) are acting as a group with respect to the transactions contemplated hereby or thereby.

m.    THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor:	State/Country of Formation or Domicile:

FARALLON CAPITAL OFFSHORE INVESTORS II, L.P.	CAYMAN ISLANDS

By: Farallon Partners, L.P., its General Partner

By:	/s/ Philip Dreyfuss
Name:	Philip Dreyfuss
Title:	Managing Member

Date: August 1, 2019

Number of Common Shares:	498,469 (subject to adjustment for any reverse split or other adjustment that may be effected for the purpose of meeting the initial listing requirements of the Nasdaq Capital Market)

Number of Preferred Shares:	498.47 (subject to adjustment for any reverse split or other adjustment that may be effected for the purpose of meeting the initial listing requirements of the Nasdaq Capital Market)

Aggregate Subscription Amount: $3,240,048.50	Price Per Share: $3.25 per Common Share/$3,250 per Preferred Share (subject to adjustment for any reverse split or other adjustment that may be effected for the purpose of meeting the initial listing requirements of the Nasdaq Capital Market)

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice. To the extent the offering is oversubscribed, the number of Shares received may be less than the number of Shares subscribed for, in which case the excess payment representing the undersigned’s unfulfilled number of Shares shall be promptly returned to the undersigned in accordance with Section 1 of this Agreement.

IN WITNESS WHEREOF, the Company has accepted this Subscription Agreement as of the date set forth below.

CONSTELLATION ALPHA CAPITAL CORP.

By:	/s/ Rajiv Shukla
Name:	Rajiv Shukla
Title:	Chairman & CEO

Date: August 1, 2019